   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 23, 1998
                                                     REGISTRATION NO. 333-64793
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                            AMENDMENT NO. 5 TO

                                 FORM S-4
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                            HMC MERGER CORPORATION

      (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS GOVERNING INSTRUMENT)
      MARYLAND                       7011                      53-0085950
   (STATE OR OTHER       (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
    JURISDICTION          CLASSIFICATION CODE NUMBER)      IDENTIFICATION NO.)
 OF INCORPORATION OR
    ORGANIZATION)             10400 FERNWOOD ROAD
                           BETHESDA, MARYLAND 20817
                                (301) 380-9000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            CHRISTOPHER G. TOWNSEND
                                GENERAL COUNSEL
                            HMC MERGER CORPORATION
                              10400 FERNWOOD ROAD
                           BETHESDA, MARYLAND 20817
                                (301) 380-9000
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:
                         J. WARREN GORRELL, JR., ESQ.
                             HOWARD I. FLACK, ESQ.
                            HOGAN & HARTSON L.L.P.
                          555 THIRTEENTH STREET, N.W.
                          WASHINGTON, D.C. 20004-1109
                                (202) 637-5600

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.
  If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                PART II INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  The Host REIT Charter authorizes it, to the maximum extent permitted by Maryland law, to obligate itself to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any present or former director or officer or (ii) any individual who, while a director of Host REIT and at the request of Host REIT, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her status as a present or former Director or officer of Host REIT. The Host REIT Bylaws obligate it, to the maximum extent permitted by Maryland law, to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any present or former director or officer who is made party to the proceeding by reason of his service in that capacity or (b) any individual who, while a director or officer of Host REIT and at the request of Host REIT, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, trustee, officer or partner of such corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his service in that capacity, against any claim or liability to which he may become subject by reason of such status. The Host REIT Charter and Host REIT Bylaws also permit Host REIT to indemnify and advance expenses to any person who served a predecessor of Host REIT in any of the capacities described above and to any employee or agent of Host REIT or a predecessor of Host REIT. The Host REIT Bylaws require Host REIT to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity.

  The MGCL permits a Maryland corporation to indemnify and advance expenses to its directors, officers, employees and agents, and permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by or in the right of the corporation if such director or officer has been adjudged to be liable to the corporation. In accordance with the MGCL, the Host REIT Bylaws require it, as a condition to advancing expenses, to obtain (1) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by Host REIT as authorized by the Host REIT Bylaws and (2) a written statement by or on his behalf to repay the amount paid or reimbursed by Host REIT if it shall ultimately be determined that the standard of conduct was not met.

  Host REIT intends to enter into indemnification agreements with each of its directors and officers. The indemnification agreements will require, among other things, that Host REIT indemnify its directors and officers to the fullest extent permitted by law and advance to its directors or officers all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted.

  The Partnership Agreement also provides for indemnification of Host REIT and its officers and directors to the same extent that indemnification is provided to officers and directors of Host REIT in the Host REIT Charter, and limits the liability of Host REIT and its officers and directors to the Operating Partnership and its respective partners to the same extent that the liability of the officers and directors of Host REIT to Host REIT and its stockholders is limited under the Host REIT Charter.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, Host REIT has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

FINANCIAL STATEMENT SCHEDULES

                                                                          PAGE
                                                                          ----
Report of Independent Public Accountants on Financial Statement
 Schedules............................................................... S-1
Schedule III--Real Estate and Accumulated Depreciation................... S-2

EXHIBITS
--------
 2.1      Form of Agreement and Plan of Merger (the "Merger Agreement") by and among Host
          Marriott Corporation, HMC Merger Corporation and Host Marriott L.P. (included as
          Appendix A to the Proxy Statement/Prospectus that is part of this Registration
          Statement).
 3.1      Articles of Incorporation of HMC Merger Corporation (to be renamed Host Marriott
          Corporation in connection with the REIT Conversion) dated September 28, 1998
          (incorporated by reference to Exhibit 3.12 of HMC Merger Corporation Registration
          Statement No. 333-55807).
 3.2*     Articles of Amendment of Articles of Incorporation of HMC Merger Corporation (to be
          renamed Host Marriott Corporation in connection with the REIT Conversion) dated
          November 19, 1998.
 3.3      Bylaws of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) dated September 28, 1998 (included as Exhibit
          C to the Merger Agreement which is attached as Appendix A to the Proxy
          Statement/Prospectus that is part of this Registration Statement).
 3.4      Form of Articles of Amendment and Restatement of Articles of Incorporation of HMC
          Merger Corporation (to be renamed Host Marriott Corporation in connection with the
          REIT Conversion) (included as Exhibit B to the Merger Agreement which is attached as Appendix A to the Proxy Statement/Prospectus that is part of this Registration
          Statement).
 4.1      Form of Common Stock Certificate of HMC Merger Corporation (to be renamed Host
          Marriott Corporation in connection with the REIT Conversion) (incorporated by reference to Exhibit 4.7 of HMC Merger Corporation Registration Statement No. 333-
          55807).
 4.2      Guarantee Agreement, dated December 2, 1996, between Host Marriott Corporation and
          IBJ Schroeder Bank & Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit 4.6 of Host Marriott Corporation Registration Statement No. 333-19923).
 4.3(i)   Rights Agreement between Marriott Corporation and The Bank of New York as Rights
          Agent dated February 3, 1989 (incorporated by reference to Host Marriott
          Corporation Registration Statement No. 33-62444).
 4.3(ii)  First Amendment to Rights Agreement between Marriott Corporation and Bank of New
          York as Rights Agent dated as of October 8, 1993 (incorporated by reference to Host
          Marriott Corporation Registration Statement No. 33-51707).
 4.4      Indenture by and among HMC Acquisition Properties, Inc., as Issuer, HMC SFO, Inc.,
          as Subsidiary Guarantors, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Registration Statement No. 333-00768).
 4.5      Indenture by and among HMH Properties, Inc., as Issuer, HMH Courtyard Properties,
          Inc., HMC Retirement Properties, Inc., Marriott Financial Services, Inc., Marriott
          SBM Two Corporation, HMH Pentagon Corporation and Host Airport Hotels, Inc., as
          Subsidiary Guarantors, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Registration Statement 33-95058).
 4.6      Indenture by and among HMH Properties, Inc., as Issuer, and the Subsidiary
          Guarantors named therein, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated August 6,
          1998).
 4.7      Indenture for the 6 3/4% Convertible Debentures, dated December 2, 1996, between
          Host Marriott Corporation and IBJ Schroeder Bank & Trust Company, as Indenture
          Trustee (incorporated by reference to Exhibit 4.3 of Host Marriott Corporation
          Registration Statement No. 333-19923).

EXHIBITS
--------
 4.8      Amended and Restated Trust Agreement, dated December 2, 1996, among Host Marriott
          Corporation, IBJ Schroeder Bank & Trust Company, as Property Trustee, Delaware
          Trust Capital Management, Inc., as Delaware Trustee, and Robert E. Parsons, Jr.,
          Bruce D. Wardinski and Christopher G. Townsend, as Administrative Trustees
          (incorporated by reference to Exhibit 4.2 of Host Marriott Corporation Registration
          Statement No. 333-19923).
 5.1*     Opinion of Hogan & Hartson L.L.P. regarding legality of the securities being registered.
 8.1      Opinion of Hogan & Hartson L.L.P. regarding certain tax matters (included as
          Appendix C to the Proxy Statement/Prospectus that is part of this Registration
          Statement).
 8.2      Opinion of Hogan & Hartson L.L.P. regarding the qualification of Host REIT as a
          REIT (included as Appendix D to the Proxy Statement/Prospectus that is part of this
          Registration Statement).
10.1      Form of Second Amended and Restated Agreement of Limited Partnership of Host
          Marriott, L.P. (incorporated by reference to Exhibit 3.1 of HMC Merger Corporation
          Registration Statement No. 333-55807).
10.2      Form of Indenture between Host Marriott L.P., as Issuer, and Marine Midland Bank,
          as Indenture Trustee, and Form of 6.56% Callable Note due December 15, 2005
          (incorporated by reference to Exhibit 4.1 of HMC Merger Corporation Registration
          Statement No. 333-55807).
10.3      Amended and Restated Credit Agreement dated as of June 19, 1997 and Amended and
          Restated as of August 5, 1998 among Host Marriott Corporation, Host Marriott
          Hospitality, Inc., HMH Properties, Inc., Host Marriott, L.P., HMC Capital Resources
          Corp., Various Banks, Wells Fargo Bank, National Association, The Bank of Nova
          Scotia and Credit Lyonnais New York Branch, as Co-Arrangers, and Bankers Trust
          Company as Arranger and Administrative Agent (incorporated by reference to Host
          Marriott Corporation Current Report on Form 8-K dated September 11, 1998).
10.4      Marriott Corporation Executive Deferred Compensation Plan dated as of December 6,
          1990 (incorporated by reference to Exhibit 19(i) of the Host Marriott Corporation
          Annual Report on Form 10-K for the fiscal year ended December 28, 1991).
10.5      Host Marriott Corporation 1993 Comprehensive Stock Incentive Plan effective as of
          October 8, 1993 (incorporated by reference to Host Marriott Corporation Current
          Report on Form 8-K dated October 23, 1993).
10.6      Distribution Agreement dated as of September 15, 1993 between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott
          Corporation Current Report on Form 8-K dated October 23, 1993).
10.7      Amendment No. 1 to the Distribution Agreement dated December 29, 1995 by and among
          Host Marriott Corporation, Host Marriott Services Corporation and Marriott
          International, Inc. (incorporated by reference to Host Marriott Corporation Current
          Report on Form 8-K dated January 16, 1996).
10.8*     Amendment No. 2 to the Distribution Agreement dated June 21, 1997 by and among Host
          Marriott Corporation, Host Marriott Services Corporation and Marriott
          International, Inc.
10.9*     Amendment No. 3 to the Distribution Agreement dated March 3, 1998 by and among Host
          Marriott Corporation, Host Marriott Services Corporation and Marriott
          International, Inc.
10.10*    Form of Amendment No. 4 to the Distribution Agreement by and among Host Marriott
          Corporation and Marriott International, Inc.
10.11     Distribution Agreement dated December 22, 1995 by and between Host Marriott
          Corporation and Host Marriott Services Corporation (incorporated by reference to
          Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).
10.12     Tax Sharing Agreement dated as of October 5, 1993 by and between Marriott
          Corporation and Marriott International, Inc. (incorporated by reference to Host
          Marriott Corporation Current Report on Form 8-K dated October 23, 1993).
10.13     Assignment and License Agreement dated as of October 8, 1993 by and between
          Marriott Corporation and Marriott International, Inc. (incorporated by reference to
          Host Marriott Corporation Current Report on Form 8-K dated October 23, 1993).

EXHIBITS
--------
 10.14    Amendment No. 1 to the Assignment and License Agreement dated as of October 8, 1993 by and between Marriott International, Inc. and Host Marriott Corporation
          (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K
          dated January 16, 1996).
 10.15*   Form of Noncompetition Agreement between Host Marriott Corporation, Host Marriott,
          L.P. and Crestline Capital Corporation and other parties named therein.
 10.16    Tax Administration Agreement dated as of October 8, 1993 by and between Marriott
          Corporation and Marriott International, Inc. (incorporated by reference to Host
          Marriott Corporation Current Report on Form 8-K dated October 23, 1993).
 10.17*   Restated Noncompetition Agreement dated March  , 1998 by and among Host Marriott
          Corporation, Marriott International, Inc. and Sodexho Marriott Services, Inc.
 10.18*   Form of First Amendment to Restated Noncompetition Agreement by and among Host
          Marriott Corporation, Marriott International, Inc. and Sodexho Marriott Services,
          Inc.
 10.19    Host Marriott Lodging Management Agreement--Marriott Hotels, Resorts and Hotels
          dated September 25, 1993 by and between Marriott Corporation and Marriott
          International, Inc. (incorporated by reference to Host Marriott Corporation
          Registration Statement No. 33-51707).
 10.20    Employee Benefits and Other Employment Matters Allocation Agreement dated as of
          December 29, 1995 by and between Host Marriott Corporation and Host Marriott
          Services Corporation (incorporated by reference to Host Marriott Corporation
          Current Report on Form 8-K dated January 16, 1996).
 10.21    Tax Sharing Agreement dated as of December 29, 1995 by and between Host Marriott
          Corporation and Host Marriott Services Corporation (incorporated by reference to
          Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).
 10.22    Marriott/Host Marriott Employees' Profit Sharing Retirement and Savings Plan and
          Trust (incorporated by reference to Host Marriott Corporation Registration
          Statement No. 33-62444).
 10.23    Contribution Agreement dated as of April 16, 1998 among Host Marriott Corporation,
          Host Marriott, L.P. and the contributors named therein, together with Exhibit B
          (incorporated by reference to Exhibit 10.18 of HMC Merger Corporation Registration
          Statement No. 333-55807).
 10.24    Amendment No. 1 to Contribution Agreement dated May 8, 1998 among Marriott
          Corporation, Host Marriott, L.P. and the contributors named therein (incorporated by reference to Exhibit 10.19 of HMC Merger Corporation Registration Statement No.
          333-55807).
 10.25    Amendment No. 2 to Contribution Agreement dated May 18, 1998 among Host Marriott
          Corporation, Host Marriott, L.P. and the contributors named therein (incorporated by reference to Exhibit 10.20 of HMC Merger Corporation Registration Statement No.
          333-55807).
#10.26*   Form of Lease Agreement.
#10.27    Form of Management Agreement for Full-Service Hotels (incorporated by reference to
          Host Marriott Corporation Registration Statement No. 33-51707)
 10.28*   Form of Employee Benefits and Other Employment Matters Allocation Agreement between
          Host Marriott Corporation, Host Marriott, L.P. and Crestline Capital Corporation.
 10.29*   Form of Pool Guarantee Agreement between HMC Merger Corporation, the lessees referred to therein and Crestline Capital Corporation.
 10.30*   Form of Pooling and Security Agreement by and among HMC Merger Corporation and
          Crestline Capital Corporation.
 10.31*   Form of Amended and Restated Communities Noncompetition Agreement.
 21.1*    List of Subsidiaries of HMC Merger Corporation.
 23.1     Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1).
 23.2     Consent of Arthur Andersen LLP.
 23.3*    Consents of Director nominees of HMC Merger Corporation (to be renamed Host
          Marriott Corporation in connection with the REIT Conversion).
 23.4     Consent of BT Wolfensohn.
 27.1*    Financial Data Schedule.
 99.1*    Form of Proxy Card.
 99.2     Form of Opinion of BT Wolfensohn (included as Appendix B to the Proxy
          Statement/Prospectus that is part of this Registration Statement).

--------
*  Previously filed.
# Agreement filed is illustrative of numerous other agreements to which the Company is a party.

ITEM 22. UNDERTAKINGS.

  The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of any employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  The undersigned registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus that is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such offering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

  The undersigned registrant undertakes that every prospectus (i) that is filed pursuant to paragraph (c) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

  The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to
Item 4, 10(b), 11 or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statements through the date of responding to the request.

  The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT NO. 5 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BETHESDA, STATE OF MARYLAND ON NOVEMBER 23, 1998.

                                          HMC Merger Corporation

                                                  /s/ Robert E. Parsons, Jr.
                                          By: _________________________________
                                                 NAME: ROBERT E. PARSONS, JR.
                                                      TITLE: PRESIDENT

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                          TITLE                   DATE
              ---------                          -----                   ----

      /s/ Robert E. Parsons, Jr.       President and Initial       November 23, 1998
______________________________________  Director (Chief Executive
        ROBERT E. PARSONS, JR.          Officer and Chief
                                        Financial Officer)

        /s/ Donald D. Olinger          Vice President (Chief       November 23, 1998
______________________________________  Accounting Officer)
          DONALD D. OLINGER

     /s/ Christopher G. Townsend       Vice President and Initial  November 23, 1998
______________________________________  Director
       CHRISTOPHER G. TOWNSEND

                                 EXHIBIT INDEX

 2.1 Form of Agreement and Plan of Merger (the "Merger Agreement") by and among Host Marriott Corporation, HMC Merger Corporation and Host Marriott L.P. (included as Appendix A to the Proxy Statement/Prospectus that is part of this Registration Statement).

 3.1 Articles of Incorporation of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) dated September 28, 1998 (incorporated by reference to Exhibit 3.12 of HMC Merger Corporation Registration Statement No. 333-55807).

 3.2* Articles of Amendment of Articles of Incorporation of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) dated November 19, 1998.

 3.3 Bylaws of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) dated September 28, 1998 (included as Exhibit C to the Merger Agreement which is attached as Appendix A to the Proxy Statement/Prospectus that is part of this Registration Statement).

 3.4 Form of Articles of Amendment and Restatement of Articles of Incorporation of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) (included as Exhibit B to the Merger Agreement which is attached as Appendix A to the Proxy Statement/Prospectus that is part of this Registration Statement).

 4.1 Form of Common Stock Certificate of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion) (incorporated by reference to Exhibit 4.7 of HMC Merger Corporation Registration Statement No. 333-55807).

 4.2 Guarantee Agreement, dated December 2, 1996, between Host Marriott Corporation and IBJ Schroeder Bank & Trust Company, as Guarantee Trustee (incorporated by reference to Exhibit 4.6 of Host Marriott Corporation Registration Statement No. 333-19923).

 4.3(i) Rights Agreement between Marriott Corporation and The Bank of New York as Rights Agent dated February 3, 1989 (incorporated by reference to Host Marriott Corporation Registration Statement No. 33-62444).

 4.3(ii) First Amendment to Rights Agreement between Marriott Corporation and
         Bank of New York as Rights Agent dated as of October 8, 1993 (incorporated by reference to Host Marriott Corporation Registration Statement No. 33-51707).

 4.4 Indenture by and among HMC Acquisition Properties, Inc., as Issuer, HMC SFO, Inc., as Subsidiary Guarantors, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Registration Statement No. 333-00768).

 4.5 Indenture by and among HMH Properties, Inc., as Issuer, HMH Courtyard Properties, Inc., HMC Retirement Properties, Inc., Marriott Financial Services, Inc., Marriott SBM Two Corporation, HMH Pentagon Corporation and Host Airport Hotels, Inc., as Subsidiary Guarantors, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Registration Statement 33-95058).

 4.6 Indenture by and among HMH Properties, Inc., as Issuer, and the Subsidiary Guarantors named therein, and Marine Midland Bank, as Trustee (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated August 6, 1998).

 4.7 Indenture for the 6 3/4% Convertible Debentures, dated December 2, 1996, between Host Marriott Corporation and IBJ Schroeder Bank & Trust Company, as Indenture Trustee (incorporated by reference to Exhibit 4.3 of Host Marriott Corporation Registration Statement No. 333-19923).

 4.8 Amended and Restated Trust Agreement, dated December 2, 1996, among Host Marriott Corporation, IBJ Schroeder Bank & Trust Company, as Property Trustee, Delaware Trust Capital Management, Inc., as Delaware Trustee, and Robert E. Parsons, Jr., Bruce D. Wardinski and Christopher
       G. Townsend, as Administrative Trustees (incorporated by reference to
       Exhibit 4.2 of Host Marriott Corporation Registration Statement No. 333-19923).

 5.1* Opinion of Hogan & Hartson L.L.P. regarding legality of the securities being registered.

 8.1 Opinion of Hogan & Hartson L.L.P. regarding certain tax matters (included as Appendix C to the Proxy Statement/Prospectus that is part of the Registration Statement).

 8.2 Opinion of Hogan & Hartson L.L.P. regarding the qualification of Host REIT as a REIT (included as Appendix D to the Proxy
       Statement/Prospectus that is part of the Registration Statement).

10.1 Form of Second Amended and Restated Agreement of Limited Partnership of Host Marriott, L.P. (incorporated by reference to Exhibit 3.1 of HMC Merger Corporation Registration Statement No. 333-55807).

10.2 Form of Indenture between Host Marriott L.P., as Issuer, and Marine Midland Bank, as Indenture Trustee, and Form of 6.56% Callable Note due December 15, 2005 (incorporated by reference to Exhibit 4.1 of HMC Merger Corporation Registration Statement No. 333-55807).

10.3 Amended and Restated Credit Agreement dated as of June 19, 1997 and Amended and Restated as of August 5, 1998 among Host Marriott Corporation, Host Marriott Hospitality, Inc., HMH Properties, Inc., Host Marriott, L.P., HMC Capital Resources Corp., Various Banks, Wells Fargo Bank, National Association, The Bank of Nova Scotia and Credit Lyonnais New York Branch, as Co-Arrangers, and Bankers Trust Company as Arranger and Administrative Agent (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated September 11,
       1998).

10.4 Marriott Corporation Executive Deferred Compensation Plan dated as of December 6, 1990 (incorporated by reference to Exhibit 19(i) of the Host Marriott Corporation Annual Report on Form 10-K for the fiscal year ended December 28, 1991).

10.5 Host Marriott Corporation 1993 Comprehensive Stock Incentive Plan effective as of October 8, 1993 (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated October 23,
       1993).

10.6 Distribution Agreement dated as of September 15, 1993 between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated October 23, 1993).

10.7 Amendment No. 1 to the Distribution Agreement dated December 29, 1995 by and among Host Marriott Corporation, Host Marriott Services Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).

10.8* Amendment No. 2 to the Distribution Agreement dated June 21, 1997 by and among Host Marriott Corporation, Host Marriott Services Corporation and Marriott International, Inc.

10.9* Amendment No. 3 to the Distribution Agreement dated March 3, 1998 by and among Host Marriott Corporation, Host Marriott Services Corporation and Marriott International, Inc.

10.10* Form of Amendment No. 4 to the Distribution Agreement by and among Host
       Marriott Corporation and Marriott International, Inc.

10.11 Distribution Agreement dated December 22, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).

10.12 Tax Sharing Agreement dated as of October 5, 1993 by and between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated October 23, 1993).

10.13 Assignment and License Agreement dated as of October 8, 1993 by and between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated October 23, 1993).

10.14 Amendment No. 1 to the Assignment and License Agreement dated as of October 8, 1993 by and between Marriott International, Inc. and Host Marriott Corporation (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).

10.15* Form of Noncompetition Agreement between Host Marriott Corporation,
       Host Marriott, L.P. and Crestline Capital Corporation and other parties named therein.

10.16 Tax Administration Agreement dated as of October 8, 1993 by and between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated October 23, 1993).

10.17* Restated Noncompetition Agreement dated March  , 1998 by and among Host
       Marriott Corporation, Marriott International, Inc. and Sodexho Marriott Services, Inc.

10.18* Form of First Amendment to Restated Noncompetition Agreement by and among Host Marriott Corporation, Marriott International, Inc. and Sodexho Marriott Services, Inc.

10.19 Host Marriott Lodging Management Agreement--Marriott Hotels, Resorts and Hotels dated September 25, 1993 by and between Marriott Corporation and Marriott International, Inc. (incorporated by reference to Host Marriott Corporation Registration Statement No. 33-51707).

10.20 Employee Benefits and Other Employment Matters Allocation Agreement dated as of December 29, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation (incorporated by reference to Current Report on Host Marriott Corporation Form 8-K dated January 16,
       1996).

10.21 Tax Sharing Agreement dated as of December 29, 1995 by and between Host Marriott Corporation and Host Marriott Services Corporation (incorporated by reference to Host Marriott Corporation Current Report on Form 8-K dated January 16, 1996).

10.22 Marriott/Host Marriott Employees' Profit Sharing Retirement and Savings Plan and Trust (incorporated by reference to Host Marriott Corporation Registration Statement No. 33-62444).

10.23 Contribution Agreement dated as of April 16, 1998 among Host Marriott Corporation, Host Marriott, L.P. and the contributors named therein, together with Exhibit B (incorporated by reference to Exhibit 10.18 of HMC Merger Corporation Registration Statement No. 333-55807).

10.24 Amendment No. 1 to Contribution Agreement dated May 8, 1998 among Marriott Corporation, Host Marriott, L.P. and the contributors named therein (incorporated by reference to Exhibit 10.19 of HMC Merger Corporation Registration Statement No. 333-55807).

10.25 Amendment No. 2 to Contribution Agreement dated May 18, 1998 among Host Marriott Corporation, Host Marriott, L.P. and the contributors named therein (incorporated by reference to Exhibit 10.20 of HMC Merger Corporation Registration Statement No. 333-55807).

#10.26* Form of Lease Agreement.

#10.27 Form of Management Agreement for Full-Service Hotels (incorporated by reference to Host Marriott Corporation Registration Statement No. 33-51707).

10.28* Form of Employee Benefits and Other Employment Matters Allocation
       Agreement between Host Marriott Corporation, Host Marriott, L.P. and Crestline Capital Corporation.

10.29* Form of Pool Guarantee Agreement between HMC Merger Corporation, the lessees referred to therein and Crestline Capital Corporation.

10.30* Form of Pooling and Security Agreement by and among HMC Merger
       Corporation and Crestline Capital Corporation.


10.31* Form of Amended and Restated Communities Noncompetition Agreement.

21.1*  List of Subsidiaries of HMC Merger Corporation.

23.1   Consent of Hogan & Hartson L.L.P. (included in Exhibits 5.1 and 8.1).

23.2   Consent of Arthur Andersen LLP.

23.3* Consents of Director nominees of HMC Merger Corporation (to be renamed Host Marriott Corporation in connection with the REIT Conversion).

23.4   Consent of BT Wolfensohn.

27.1*  Financial Data Schedule.

99.1*  Form of Proxy Card.

99.2 Form of Opinion of BT Wolfensohn (included as Appendix B to the Proxy Statement/Prospectus that is part of this Registration Statement).

--------
*Previously filed.
#Agreement filed is illustrative of numerous other agreements to which the Company is a party.